Exhibit 10.33A

*** Text Omitted and Filed Separately with the Securities Exchance Commission

Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406

Execution Version

FIRST AMENDMENT TO

LIMITED LIABILITY COMPANY AGREEMENT OF

VIVINT SOLAR AALIYAH PROJECT COMPANY, LLC

This FIRST AMENDMENT TO LIMITED LIABILITY COMPANY AGREEMENT OF VIVINT SOLAR AALIYAH PROJECT COMPANY, LLC (this “First Amendment”) is dated as of January 13, 2014 by and between Vivint Solar Aaliyah Manager, LLC, a Delaware limited liability company (“Sponsor Sub”), and Stoneco IV Corporation, a Delaware corporation (“Investor”).

RECITALS

WHEREAS, Sponsor Sub and Investor are each a party to that certain Limited Liability Company Agreement of Vivint Solar Aaliyah Project Company, LLC dated as of November 5, 2013 (the “Agreement”). Initially capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Agreement.

WHEREAS, the Members desire to amend the Agreement as set forth herein to modify certain provisions within the Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, of mutual promises of the parties hereto and of other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:

1.	The following defined terms in Section 1.1 of the Agreement are hereby deleted in their entirety and the following new definitions are inserted in their stead, to read as follows:

“Investor Contribution Cap” means for all Projects purchased, $***.

“Maximum Liability” means, with respect to a party, $***. For the avoidance of doubt, (a) any indemnification of Sponsor Sub by the Company or any indemnification of the Company by Sponsor Sub shall not be included in calculating whether the Maximum Liability applicable to Sponsor Sub has been or will be exceeded, and (b) any indemnification of the Investor by the Company or any indemnification of the Company by Investor shall not be included in calculating whether the Maximum Liability applicable to Investor has been or will be exceeded.

2.	Section 4.1(a) of the Agreement is hereby amended by deleting “***%” and replacing it with “***%.”

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Execution Version

3.	Section 9.4(b)(ii) of the Agreement is hereby deleted in its entirety and the following inserted in its stead, to read as follows:

(ii) $***.

4.	Exhibit B (Base Case Model) of the Agreement is hereby deleted in its entirety and the exhibit attached hereto as Schedule A is inserted in its stead.

5.	Miscellaneous.

a.	Ratification of Agreement. All other terms and conditions of the Agreement remain in full force and effect unless amended by the foregoing changes or any additional amendments made in a writing executed by all of the parties hereto. In the event of a conflict or ambiguity between this First Amendment and the Agreement, this First Amendment will control.

b.	Burden and Benefit. The covenants and agreements contained herein shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and permitted assigns of the respective parties hereto.

c.	Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflict of laws rule or principle that might refer the governance or construction of this First Amendment to the law of another jurisdiction.

d.	Counterparts. This First Amendment may be executed in several counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties shall not have signed the same counterpart.

e.	Separability of Provisions. Each provision of this First Amendment shall be considered separable and if for any reason any provision which is not essential to the effectuation of the basic purposes of this First Amendment is determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those provisions of this First Amendment which are valid. The preceding sentence shall be of no force or effect if the consequence of enforcing the remainder of this First Amendment without such invalid or illegal provision would be to cause any party to this First Amendment to lose the benefit of its economic bargain.

f.	Entire Agreement. This First Amendment, the Agreement and the documents referred to herein and therein (including the schedules and exhibits attached hereto and thereto) set forth all (and are intended by all parties to be an integration of all) of the representations, promises, agreements and understandings among the parties hereto with respect to the subject matter herein and therein, and there are no representations, promises, agreements or understandings, oral or written, express or implied, among them other than as set forth or incorporated herein or therein.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Execution Version

g.	Costs, Expenses, Fees. Each of the Members shall be responsible for its own costs and expenses in connection with this First Amendment; provided, that Sponsor Sub shall reimburse Investor for any reasonable out-of-pocket transaction costs and expenses (including legal fees) actually incurred by Investor in connection with this First Amendment and related amendments to and reaffirmations of the Transaction Documents.

[signature page follows]

IN WITNESS WHEREOF, the Members have set their signatures to this First Amendment to Limited Liability Company Agreement of Vivint Solar Aaliyah Project Company, LLC as of the date first written above.

INVESTOR:

STONECO IV CORPORATION, a Delaware corporation

By:	/s/ John A. Magliano
Name:	John A. Magliano
Title:	Assistant Secretary

SPONSOR SUB:

VIVINT SOLAR AALIYAH MANAGER, LLC, a Delaware limited liability company

By:	/s/ Paul Dickson
Name:	Paul Dickson
Title:	Vice President of Operations

Signature Page to First Amendment to Limited Liability Company Agreement of

Vivint Solar Aaliyah Project Company, LLC

Schedule A

To First Amendment to Limited Liability Company Agreement of

Vivint Solar Aaliyah Project Company, LLC

(Exhibit B to the Agreement – Base Case Model)